SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                         February 9, 2006
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                (Date of Earliest Event Reported)


                    TARA GOLD RESOURCES CORP.
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      (Exact Name of Registrant as Specified in its Charter)

          Nevada                    000-29595               88-0441332
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(State or other jurisdiction  (Commission File Number) (IRS Employer I.D. No.)
   of incorporation)

            2162 Acorn Court, Wheaton, Illinois  60187
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             (Address of Principal Executive Offices)

                         (630) 462 - 2079
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                 (Registrant's Telephone Number)


                  AMERICAN STELLAR ENERGY, INC.
  -------------------------------------------------------------
  (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


         SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03(a)  Amendments to Articles of Incorporation

We have filed with the State of Nevada a Certificate of Amendment to our Articles of Incorporation changing our corporate name from American Stellar Energy, Inc. to Tara Gold Resources Corp. effective February 9, 2006. This amendment was ratified on January 6, 2006 by the unanimous written consent of our Board of Directors, submitted to shareholders for approval on January 21, 2006, and was subsequently approved by written consent of stockholders holding a majority of our outstanding shares of common stock equaling 51.5%.

                     SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On February 23, 2006 we changed our symbol for trading on the NQB: Pink Sheets to "TRGD". Our shares formerly traded under the symbol "AMRS."


          SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Exhibits and Financial Statements.

(c) Exhibits

Exhibit No.         Description
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   3.1            Certificate of Amendment to Articles of Incorporation

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2006                TARA GOLD RESOURCES CORP.
                             (Formerly AMERICAN STELLAR ENERGY, INC.)


                         By: /s/ Francis R. Biscan, Jr.
                                 ____________________________________
                              Francis R. Biscan Jr.
                              Chief Executive Officer